UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 3, 2016

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	001- 35972 (Commission File Number)	46-2488594 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.                               MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information regarding amendments to the Company’s bylaws set forth in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

On August 8, 2016, the Board of Directors (the “Board”) of Ashford Hospitality Prime, Inc. (the “Company”) voted to increase the size of the Board from seven to eight members and to appoint Kenneth Hopkins Fearn, Jr. as a member of the Board.  With the appointment of Mr. Fearn, the Board of Directors will consist of eight members, six of whom will be independent. Additionally, on August 8, 2016, the Board of Directors appointed Mr. Fearn as a member of the Audit Committee and the Nominating/Corporate Governance Committee.

In connection with this appointment, Mr. Fearn will enter into the Company’s form indemnification agreement for directors and executive officers, which provides for indemnification by the Company to the maximum extent permitted by Maryland law and is in addition to protections provided in the Company’s charter and bylaws. Under the form indemnification agreement, directors and executive officers will be indemnified for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against such directors and executive officers in connection with their duties. The foregoing summary is qualified in its entirety by reference to the form indemnification agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

There are no arrangements or understandings between Mr. Fearn and any other person pursuant to which he was selected to serve as a director. Neither Mr. Fearn nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

Amendment to the 2013 Equity Incentive Plan

Effective August 3, 2016, the Board of Directors of the Company adopted and approved the Second Amended and Restated 2013 Equity Incentive Plan of the Company (as so amended and restated, the “Plan”) to:

•                  specify that the following shares of common stock of the Company do not qualify for recycling into the Plan: (1) shares tendered to or withheld by the Company in the payment of the purchase price of any option, (2) shares netted to the Company for federal income tax purposes, (3) shares repurchased by the Company with proceeds received from the exercise of an option and (4) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of such right upon its exercise; and

•                  require officers and directors to hold 50% of any award granted under the Plan until such time that he or she has met the stock ownership guidelines set forth in the Company’s Corporate Governance Guidelines.

The foregoing summary is qualified in its entirety by reference to the Second Amended and Restated 2013 Equity Incentive Plan, filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.03.                               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 3, 2016, the Board of Directors of the Company determined that it was advisable and in the best interests of the Company and its stockholders to adopt a majority of votes cast voting standard for director elections with an exception providing for a plurality of votes cast voting standard in contested elections, and the Board of Directors recommended that the Company’s stockholders approve and adopt an amendment to the Company’s charter to provide for such a voting standard (the “Charter Amendment”) and directed that such Charter Amendment be submitted for stockholder approval at the Company’s next meeting of stockholders.

Effective August 3, 2016, the Board of Directors of the Company adopted and approved the Second Amended and Restated Bylaws of the Company, to: (1) adopt a majority of votes cast voting standard for director elections with an exception providing for a plurality of votes cast voting standard in contested elections, subject to the stockholders’ approval of the Charter Amendment and the filing and acceptance for record of such Charter Amendment with the Maryland State Department of Assessments and Taxation; (2) provide for the separation of the offices of the Chairman and the Chief Executive Officer effective as of the appointment of a Chief Executive Officer that is not the Chairman; and (3) provide for proxy access to a holder or a group of holders of at least 3% of the Company’s common stock for a period of at least three consecutive years.  The provisions of the Second Amended and Restated Bylaws relating to voting only currently affect the common stock of the Company because the common stock is the only equity security of the Company that currently has voting rights.

The foregoing summary is qualified in its entirety by reference to the Second Amended and Restated Bylaws of the Company, filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 7.01.                               REGULATION FD DISCLOSURE.

On August 9, 2016, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced that the Board of Directors of the Company:

•                  increased the size of the Board from seven to eight members and appointed Kenneth Hopkins Fearn, Jr. as a member of the Board, as described in Item 5.02; and

•                  took a series of actions to enhance the Company’s corporate governance.

The information pursuant to this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following material is being furnished as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Ashford Hospitality Prime, Inc.

10.1	Second Amended and Restated 2013 Equity Incentive Plan of Ashford Hospitality Prime, Inc.

10.2	Form of Indemnification Agreement between Ashford Hospitality Prime, Inc. and each of its executive officers and directors.

99.1	Press release of Ashford Hospitality Prime, Inc., dated August 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel